INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE J – INCOME TAXES

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows at:

	December 31,	December 31,
	2021	2019
Deferred tax assets:
Net operating loss carry forwards	$4,550,380	$4,305,806
Less: Valuation allowance	(4,550,380)	(4,305,806)

Net deferred tax assets	$–	$–

The Company has net operating loss carryforwards for tax purposes of approximately $20.7 million for the year 2021 that begin to expire in the year 2032. Management has reviewed its net deferred asset position, and due to the history of operating losses has determined that the application of a full valuation allowance against its net deferred tax asset at December 31, 2021 and December 31, 2020 is warranted. As of December 31, 2021, the Company had not accrued any interest or penalties related to uncertain tax positions. Tax returns filed for the years 2018 through 2021 are open for examination by taxing authorities.

The Company does not have a liability for state taxes at either December 31, 2021 or December 31, 2020.

The federal income tax benefit expected by the application of the corporate income tax rates to pre-tax net loss differs from the actual benefit recognized due to the valuation allowance recorded for 2021 and 2020.

The U.S. Statutory Tax Rate is 21%. See below table for the effective tax rate reconciliation:

	December 31,	December 31,
	2021	2020
Pre-tax GAAP loss at U.S. statutory rate	$(757,587)	$(414,647)
Change in valuation allowance	757,857	414,647

Income tax expense	$–	$–